Real Estate Properties (Tables)	3 Months Ended
Dec. 31, 2021
Real Estate [Abstract]
Schedule of detailed information about the real estate investments
Name of Property	Ownership Percentage in the Property	Profit Participation Percentage (*)	Status / Stage	Acquisition Date	Purchase Price (USD in thousands)	Capitalization of costs (USD in thousands)	Total (USD in thousands)	Debt as of December 31, 2021, net (USD in thousands)
Maple Farms	25.5%	47.5% right to profits	Planning	12/17/2021	10,015	273	10,288	3,091
Pecan Ranch West	100%	100%	Planning	11/15/2021	1,596	47	1,643	1,980
Pecan Ranch North	100%	100%	Planning	12/10/2021	2,855	12	2,867	2,925
Pecan Ranch Square	100%	100%	Planning	12/10/2021	917	11	928	1,136
Maple Grove Square	100%	100%	Planning	12/8/2021	534	6	540	729
Total					15,917	349	16,266	9,861